--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------
                                    FORM T-1
                                   ----------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      ------------------------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2)____

UNION BANK OF CALIFORNIA, N.A.
(Exact name of trustee as specified in its charter)

350 California Street
San Francisco, CA                   94104                94-0304228
(Address of principal               (Zip Code)           (I.R.S. employer
 executive offices)                                       identification no.)



                      ------------------------------------

                                General Counsel
                        Union Bank of California, N.A..
                             400 California Street
                            San Francisco, CA 94104
                                 (415) 765-2945

            (Name, address and telephone number of agent for service)

                      ------------------------------------

Phillips-Van Heusen Corporation
(Exact name of obligor as specified in its charter)

Delaware                                                 13-1166910
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification no.)


1290 Avenue of the Americas, 11th Floor
New York, New York                                       10104
(Address of principal executive offices)                 (Zip Code)

                      ------------------------------------

                  $150,000,000 Phillips-Van Heusen Corporation
                    9 1/2% Senior Subordinated Notes Due 2008

Item 1.   General Information.

          Furnish the following information as to the trustee --

               Name and address of each examining or supervising authority to which it is subject:

                    Board of Governors of the Federal Reserve System District Analyst, M/A 155
                    Washington, DC 20551

                    Federal Reserve Bank of San Francisco
                    101 Market Street
                    San Francisco, CA 94105

                    Deputy Comptroller for Large Bank Supervision
                    Office of the Comptroller of the Currency
                    Mail Stop 6-1
                    Washington, DC 20219-001

                    Federal Deposit Insurance Corporation
                    Analysis and Monitoring Section
                    550 17th Street, NW
                    Washington, DC 20429

                    Office of the Comptroller of the Currency
                    Western District Office
                    50 Fremont Street
                    San Francisco, CA 94105-2292

               Whether it is authorized to exercise corporate trust powers: Yes

Item 2.   Affiliations with obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          NONE

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this statement of eligibility.

          1. A copy of the articles of association of the trustee now in effect.

          2. A copy of the authorization of the trustee to exercise corporate trust powers.

          3. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.

          4.   The consent of United States institutional trustees required by
               Section 321(b) of the Act.

          5. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Union Bank of California, N.A., a national banking association formed under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the tenth day of June, 1998.


----------------------------------
  Union Bank of California, N.A.


By: /s/ Gillian Wallace
    ------------------------------
        Gillian Wallace
        Assistant Vice President

Exhibit 1 to FORM T-1
A copy of the articles of association of the trustee now in effect

[LOGO]                                            OFFICE OF CORPORATE SECRETARY
    UNION
       BANK OF
    CALIFORNIA


     I hereby certify that I am the duly qualified, elected and acting Corporate Secretary of Union Bank of California, N.A.

     I further certify that the attached Articles of Association, restated as of April 1, 1996, are a true and correct copy, that the same has not been rescinded and now stands in full force and effect.

     In witness whereof, I have hereunto set my hand this 8th day of [ILLEGIBLE], 1998.


                                         /s/ Jean C. Nomura
                                         ---------------------------------------
                                             Jean C. Nomura, Corporate Secretary

                             ARTICLES OF ASSOCIATION
                                       OF
                 UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION
                         (Restated as of April 1, 1996)

     FIRST. The name of this Association shall be "Union Bank of California, National Association."

     SECOND. The head office of this Association shall be in the City and County of San Francisco, State of California. The general business of the Association shall be conducted at its head office and its legally established branches.

     THIRD. The board of directors of this Association shall consist of not less than five (5) nor more than twenty-five (25) individuals, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the board of directors for any reason, including an increase in the number thereof, may be filled by action of the board of directors, though less than a quorum.

     FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the head office or such other place as the board of directors may designate, on the date of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of laws; and all elections shall be held according to such lawful regulations as may be prescribed by the board of directors.

     Nominations for election to the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors.

     FIFTH. The amount of authorized capital stock of this Association shall be $675,000,000 consisting of 45,000,000 shares of common stock of the par value of $15 each, but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     SIXTH. The board of directors shall appoint one of its members president of this Association, who shall be chairman of the board, unless the board appoints another director to be chairman. The board of directors shall have the power to appoint one or more vice presidents, and to appoint a cashier and such other officers and employees as may be required to transact the business of this Association.

     The board of directors shall have the power to define the duties of the officers and employees of the Association; to fix the compensation to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a board of directors to do and perform.

     SEVENTH. The board of directors shall have the power to change the location of the head office to any other place within the limits of the City of San Francisco, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

     NINTH. Special meetings of the shareholders of this Association may be called for any purpose at any time by the board of directors, the chairman of the board, the deputy chairman of the board, the president or by the majority shareholder. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten (10) days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association, provided that said notice may be waived by a majority shareholder.

     TENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount, voting in person or by proxy.

     ELEVENTH. (a) This Association may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Association) by reason of the fact that he is or was a director, officer, employee or agent of the Association, or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Association, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) This Association may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Association to procure a judgement in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Association, or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually or reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjusted to be liable to the Association unless and only to the extent that the Superior Court of the State of California or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Association has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Association only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by shareholders of the Association.

     (e) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Association in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amounts if it shall ultimately be determined that he is not entitled to be indemnified by the Association as authorized in this article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     (f) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in this offical capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) This Association may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Association, or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out his status as such, whether or not the Association would have the power to indemnify him against such liability under the provisions of this article.

     (h) For purposes of this article, references to "the Association" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existing had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existance had continued.

     (i) For purposes of this article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Association" shall include any service as a director, officer, employee or agent of the Association which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Association" as referred to in this article.

     (j) Notwithstanding anything in this article to the contrary, the Association shall not indemnify any director, officer or employee nor purchase and maintain insurance on behalf of any director, officer or employee against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties.

     TWELFTH. A director of the Association shall not be personally liable to the Association or its stockholder for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyality to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporations Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Association shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Association shall not adversely affect any right or protection of a director of the Association existing at the time of such repeal or modification.

Exhibit 2 to FORM T-1
A copy of the authorization of the trustee to exercise corporate trust powers

[LOGO]

--------------------------------------------------------------------------------
    Comptroller of the Currency
    Administrator of National Banks
--------------------------------------------------------------------------------
    Washington, D.C. 20219


                                   CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Union Bank of California, National Association," San Francisco, California, (Charter No. 21541) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.


                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 31th day of March, 1998.
[SEAL]


                                       [ILLEGIBLE]
                                       -----------------------------------------
                                       Comptroller of the Currency

Exhibit 3 to FORM T-1
A copy of the existing bylaws of the trustee, or instruments corresponding thereto.

[LOGO]                                            OFFICE OF CORPORATE SECRETARY
    UNION
       BANK OF
    CALIFORNIA


     I hereby certify that I am the duly qualified, elected and acting Corporate Secretary of Union Bank of California, N.A.

     I further certify that attached Bylaws, restated as of April 1, 1996, are a true and correct copy, that the same has not been rescinded and now stands in full force and effect.

     In witness whereof, I have hereunto set my hand this 8th day of June, 1998.


                                         /s/ Jean C. Nomura
                                         ---------------------------------------
                                             Jean C. Nomura, Corporate Secretary

Exhibit 4 to FORM T-1
The consent of United States institutional trustees required by Section 321(b) of the Act.

CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Senior Subordinate Notes of Phillips-Van Heusen Corporation, Union Bank of California, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ Gillian Wallace
                                           -------------------------
                                           Name:  Gillian Wallace
                                           Title: Assistant Vice President

                              Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                              Federal Deposit Insurance Corporation
                              OMB Number: 3064-0052

                              Office of the Comptroller of the Currency
                              OMB Number: 1557-0081

                              Expires March 31, 2000


Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------

[LOGO]                       Please refer to page i,                         [1]
                             Table of Contents, for
                             the required disclosure
                             of estimated burden.

--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business May 31, 1998         (980331)
                                                  --------------
                                                    (RCRI 9999)

This report is required by law: 12 U.S.C. ss. 324 (State member banks); 12 U.S.C. ss. 1817 (State nonmember banks); and 12 U.S.C. ss. 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions. Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, David A. Anderson, SVP/Controller
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ David A. Anderson
----------------------------------------------
Signature of Officer Authorized to Sign Report


5/11/98
----------------------------------------------
Date of Signature


The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ Takahiro Moriguchi
----------------------------------------------
Director (Trustee)


/s/ Mimoro Mode
----------------------------------------------
Director (Trustee)


/s/ Robert M. Walker
----------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electric form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for its report date, attach this signature page to the hard-copy record of the completed report that the bank places in its file.

--------------------------------------------------------------------------------

FDIC Certificate Number  |_||_||_||_||_|       Union Bank of California, N.A.
                           (RCRI 9050)        --------------------------------------------------
                                               Legal Title of Bank (TEXT 9010)

                                               350 California Street
                                              --------------------------------------------------
                                               City (TEXT 9130)

                                               San Francisco, CA    94104
                                              --------------------------------------------------
                                               State Abbrev. (TEXT 9200)    ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

--------------------------------------------------------------------------------

                                                                      FFIEC 03.1
                                                                      Page i
                                                                             [2]

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

Table of Contents

Signature Page                                         Cover

Report of Income

Schedule R1--Income Statement......................R-1, 2, 3
Schedule R1-A--Changes in Equity Capital................R1-4
Schedule R1-B--Charge-offs and Recoveries on
   Loans and Leases and Changes in Allowance
   For Credit Losses.................................R1-4, 5
Schedule R-1D--Income from
   International Operations.............................R1-6
   Schedule R1-E--Explanations.......................R1-7, 8


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 34.1 hours per respondent and is estimated to vary from 15 to 400 hours per response, depending on individual circumstances. Burden estimates includes the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimates and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs. Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20249


Report of Condition

Schedule RC--Balance Sheet............................RC-1,2

Schedule RC-A--Cash and Balances Due
    From Depository Institutions........................RC-3

Schedule RC-B--Securities........................R-C-3, 4, 5

Schedule RC-C--Loans and Lease Financing
    Receivables:
    Part I. Loans and Leases......................RC-6, 7, 8
    Part II. Loans to Small Businesses and
        Small Farms (to be completed for the
        June report only)...........................RC-8a, 8b

Schedule RC-D--Trading Assets and Liabilities
    (to be completed only by selected banks)............RC-8

Schedule RC-E--Deposit Liabilities..............RC-9, 10, 11

Schedule RC-F--Other Assets............................RC-11

Schedule RC-G--Other Liabilities.......................RC-11

Schedule RC-H--Selected Balance Sheet Items
    for Domestic Offices...............................RC-12

Schedule RC-1--Selected Assets and Liabilities
    Of IBFs............................................RC-13

Schedule RC-K--Quarterly Averages......................RC-13

Schedule RC-L--Off-Balance Sheet
    Items......................................RC-14, 15, 16

Schedule RC-M--Memoranda...........................RC-17, 18

Schedule RC-N--Past Due and Nonaccrual
    Loans, Leases, and Other Assets................RC-19, 20

Schedule RC-O--Other Data for Deposit
    Insurance and FICO Assessments.................RC-21, 22

Schedule RC-R--Regulatory Capital..................RC-23, 24

Optional Narrative Statement Concerning
     the Amounts Reported in the Reports of
     Condition and Income..............................RC-25

Special Report (to be completed by all banks)


For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Section, 550 17th Street, N.W., Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.


--------------------------------------------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RJ-1
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Consolidated Report of Income
For the period January 1, 1998 - March 31, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                                ----
                                                                                                                I480 <--
                                                                                                  ------------------
                                                                      Dollar Amounts in Thousands  RIAD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.Interest income:
     a. Interest and fee income on loans
          (1)  In domestic offices:
               (a)  Loans secured by real estate................................................. 4011     154,315    1.a.(1)(a)
               (b)  Loans to depository institutions............................................. 4019          15    1.a.(1)(b)
               (c)  Loans to finance agricultural production and other loans to farmers.......... 4024       5,269    1.a.(1)(c)
               (d)  Commercial and industrial loans.............................................. 4012     205,479    1.a.(1)(d)
               (e)  Acceptance of other banks.................................................... 4026           0    1.a.(1)(e)
               (f)  Loans to individuals for household, family, and other personal expenditures:
                    (1)  Credit cards and related plans.......................................... 4054      10,544    1.a.(1)(f)(1)
                    (2)  Other................................................................... 4055      32,472    1.a.(1)(f)(2)
               (g)  Loans to foreign governments and official institutions....................... 4056           0    1.a.(1)(g)
               (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                    (1)  Taxable obligations..................................................... 4503         219    1.a.(1)(h)(1)
                    (2)  Tax-exempt obligations.................................................. 4504         110    1.a.(1)(h)(2)
               (i)   All other loans in domestic offices......................................... 4058       1,496    1.a.(1)(i)
          (2)  In foreign offices, Edge and Agreement subsidiaries, and IBF...................... 4059      23,717    1.a.(2)
     b. Income from lease financing and receivables:
          (1)  Taxable leases.................................................................... 4505      12,942    1.b.(1)
          (2)  Tax-exempt leases................................................................. 4307          16    1.b(2)
     c. Interest income on balances due from depository institutions: (1)
          (1)  In domestic offices............................................................... 4105           5    1.c.(1)
          (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs..................... 4106       8,221    1.c.(2)
     d. Interest and dividend income on securities:
          (1)  U.S. Treasury securities and U.S. Government agency obligations................... 4027      40,559    1.d.(1)
          (2)  Securities issued by states and political subdivisions in the U.S.:
               (a)  Taxable securities........................................................... 4506           0    1.d.(2)(a)
               (b)  Tax-exempt securities........................................................ 4507       1,877    1.d(2)(b)
          (3)  Other domestic debt securities.................................................... 3657           0    1.d.(3)
          (4)  Foreign debt securities........................................................... 3658          77    1.d.(4)
          (5)  Equity securities (including investments in mutual funds)......................... 3659         723    1.d.(5)
     e. Interest income from trading assets...................................................... 4069       5,327    1.e.
                                                                                                  ------------------

-----------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RJ-2
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6

Schedule RI--Continued

                                                                                       ----------------
                                                                                         Year-to-date
                                                                                  ---------------------
                                                     Dollar Amounts in Thousands   RIAD    Bil Mil Thou
-------------------------------------------------------------------------------------------------------
1.  Interest income (continued)
    f.  Interest income on federal funds sold and securities purchased under
        Agreements to resell....................................................   4020           4,127  1.f.
    g.  Total interest income (sum of items 1.a through 1.f)....................   4107         507,530  1.g.
2.  Interest expense:
    a.  Interest on deposits:
        (1) Interest on deposits in domestic offices:
            (a) Transaction accounts (NOW accounts, ATS accounts, and
                Telephone and preauthorized transfer accounts)..................   4508           1,153  2.a(1)(a)
            (b) Nontransaction accounts:
                (1)  Money market deposit accounts (MMDAs)......................   4509          37,297  2.a.(1)(b)(1)
                (2)  Other savings deposits.....................................   4511           6,806  2.a.(1)(b)(2)
                (3)  Time deposits of  $100,000 or more.........................   A517          53,897  2.a.(1)(b)(3)
                (4)  Time deposits of less than $100,000........................   A518          22,406  1.a.(1)(b)(4)
        (2) Interest on deposits in foreign offices, Edge and Agreement
            Subsidiaries, and IBFs .............................................   4172          47,041  2.a.(2)
    b.  Expense of federal funds purchased and securities sold under
        Agreements to repurchase................................................   4180          14,076  2.b.
    c.  Interest on demand notes issued to the U.S. Treasury, trading
        Liabilities, and other borrowed money...................................   4185           5,108  2.c.
    d.  Not applicable
    e.  Interest on subordinated notes and debentures...........................   4200           3,459  2.e.
    f.  Total interest expense (sum of items 2.a through 2.e)...................   4073         191,243  2.f.
                                                                                                         ---------------------
3.  Net interest income (item 1.g minus 2.f)                                                             RIAD 4074    316,287  3.
                                                                                                         ---------------------
4.  Provisions:
                                                                                                         ---------------------
    a.  Provision for credit losses.............................................                         RIAD 4230     20,034  4.a.
    b.  Provision for allocated transfer risk...................................                         RIAD 4243          0  4.b.
                                                                                                         ---------------------
5.  Noninterest income:
    a.  Income from fiduciary activities........................................   4070          22,205  5.a.
    b.  Service chares on deposit accounts in domestic offices..................   4080          33,026  5.b.
    c.  Trading revenue (must equal Schedule RI, sum of Memorandum
        Items 8.a through 8.d)..................................................   A220           7,211  5.c.
    d.-e.  Not applicable
    f.  Other noninterest income:
        (1)  Other fee income...................................................   5407          57,010  5.f.(1)
        (2)  All other noninterest income*                                         5408           4,320  5.f.(2)
                                                                                                         ---------------------
    g.  Total noninterest income (sum of items 5.a through 5.f).................                         RIAD 4079    123,772  5.g.
6.  a.  Realized gains (losses) on held-to-maturity securities..................                         RIAD 3521          0  6.a.
    b.  Realized gains (losses) on available-for-sale securities................                         RIAD 3196      1,729  6.b.
                                                                                                         ---------------------
7.  Noninterest expense:
    a.  Salaries and employee benefits..........................................   4135         149,747  7.a.
    b.  Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and mortgage interest)........   4217          36,440  7.b.
    c.  Other noninterest expense*..............................................   4092          82,968  7.c.
                                                                                                         ---------------------
    d.  Total noninterest expense (sum of items 7.a through 7.c.)...............                         RIAD 4093    269,155  7.d.
                                                                                                         ---------------------
8.  Income (loss) before income taxes and extraordinary items and other
                                                                                                         ---------------------
    Adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                            RIAD 4301    152,599  8.
9.  Applicable income taxes (on item 8).........................................                         RIAD 4302     59,638  9.
10. Income (loss) before extraordinary items and other adjustments (item 8
    minus 9)....................................................................                         ---------------------
                                                                                                         RIAD 4300     92,961  10.
11. Extraordinary items and other adjustments, net of income taxes*.............                         RIAD 4320          0  11.
12. Net income (loss) (sum of items 10 and 11)..                                                         RIAD 4340     92,961  12.
                                                                                                         ---------------------

------------
(*)  Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RJ-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6

Schedule RI--Continued

                                                                                                  -----
                                                                                                   I481 <--
                                                                                       ----------------
                                                                                         Year-to-date
                                                                                  ---------------------
Memoranda                                            Dollar Amounts in Thousands   RIAD    Bil Mil Thou
-------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
    tax purposes ...............................................................   4513             100       M.1.
2.  Income from the sale and servicing of mutual funds and annuities in
    domestic offices (included in Schedule RI, item 8)..........................   8431           9,326       M.2.
3.-4.  Not applicable
5.  Number of full-time equivalent employees at end of period (round to                         Number
              nearest whole number). ...........................................   4150           9,895       M.5.
6.  Not applicable
7.  If the reporting bank has restated its balance sheet as a result of   ------
    applying push RIAD CC YY MM DD down accounting this calendar year,     RAID           CC  YY  MM  DD
    report the date of the bank's acquisition (1)........................  9106           00  00  00  OO      M.7.
                                                                          ------
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a. through 8.d must equal Schedule RI, item 5.c):
    a.  Interest rate exposures.................................................   8757       2,360           M.8.a.
    b.  Foreign exchange exposures..............................................   8758       4,851           M.8.b.
    c.  Equity security and index exposures.....................................   8759           0           M.8.c.
    d.  Commodity and other exposures...........................................   8760           0           M.8.d.
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a.  Net increase (decrease) to interest income..............................   8761          76           M.9.a.
    b.  Net (increase) decrease to interest expense.............................   8762          93           M.9.b.
    c.  Other (noninterest) allocations.........................................   8763           0           M.9.c.
10. Credit losses on off-balance sheet derivative (see instructions)............   A251           0           M.10.
                                                                                   ----------------------
11. Does the reporting bank have a Subchapter S election in effect for federal              YES    NO
                                                                                   ----------------------
    income tax Purposes for the current tax year?...............................   A530              X        M.11.
                                                                                   ----------------------
12. Deferred portion of total applicable income taxes included in Schedule RI,             Bil  Mil  Thou
                                                                                   ----------------------
    items 9 and 11 (to be reported with the December Report of Income)..........   4772               N/A     M.12
                                                                                   ----------------------


-----------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RJ-4
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6


Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                -----
                                                                                                I483  <--
                                                                                       --------------
                                                                                        Year-to-date
                                                                                  -------------------
                                                     Dollar Amounts in Thousands   RIAD Bil Mil Thou
-----------------------------------------------------------------------------------------------------
1.  Total equity capital originally reported in the December 31, 1997,
    Reports of Condition and Income.............................................   3215  2,624,901    1.
2.  Equity capital adjustments from amended Reports of Income, net*.............   3216          0    2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)........   3217  2,624,901    3.
4.  Net income (loss) (must equal Schedule RI, item 12).........................   4340     92,961    4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net..........   4346        828    5.
6.  Changes incident to business combinations, net..............................   4356          0    6.
7.  LESS:  Cash dividends declared on preferred stock...........................   4470          0    7.
8.  LESS:  Cash dividends declared on common stock..............................   4460     24,529    8.
9.  Cumulative effect of changes in accounting principles from prior years*
    (see instructions for  this schedule).......................................   4411          0    9.
10. Corrections of material accounting errors from prior year*
    (see instructions for this schedule) .......................................   4412          0    10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities..................................................................   8433     (2,194)   11.
12. Foreign currency translation adjustments....................................   4414        346    12.
13. Other transactions with parent holding company* (not included in
    items 5, 7, or 8 above).....................................................   4415          0    13.
14. Total equity capital end of current period (sum of items 3 through 13)
    (must equal Schedule RC, item 28)...........................................   3210  2,692,313    14.
                                                                                   ----------------

-----------
*    Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Credit Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                 -------
                                                                                                                   I486  <--
                                                                                    ------------------------------------
                                                                                       (Column A)         (Column B)
                                                                                       Charge-offs        Recoveries
                                                                                    ------------------------------------
                                                                                           Calendar year-to-date
                                                                                    ------------------------------------
                                                       Dollar Amounts in Thousands  RIAD Bil Mil Thou  RIAD Bil Mil Thou
----------------------------------------------------------------------------------- ------------------------------------
1.  Loans secured by real estate:
    a.  To U.S. addressees (domicile).............................................  4651      2,356    4661      1,400   1.a.
    b.  To non-U.S. addressees (domicile).........................................  4652          0    4662          0   1.b.
2.  Loans to depository institutions and acceptances of other banks:
    a.  To U.S. banks and other U.S. depository institutions......................  4653          0    4663          0   2.a.
    b.  To foreign banks..........................................................  4654          0    4664          0   2.b.
3.  Loans to finance agricultural production and other loans to farmers...........  4655      1,085    4665      3,174   3.
4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile).............................................  4645      2,683    4617      3,815   4.a.
    b.  To non-U.S. addressees (domicile).........................................  4646          0    4618          0   4.b.
5.  Loans to individuals for household, family, and other personal Expenditures:
    a.  Credit cards and related plans............................................  4656      5,879    4666        919   5.a.
    b.  Other (includes single payment, installment, and all student loans).......  4657      4,944    4667      2,136   5.b.
6.  Loans to foreign governments and official institutions........................  4643          0    4627          0   6.
7.  All other loans...............................................................  4644        295    4628        717   7.
8.  Lease financing receivables:
    a.  Of U.S. addressees (domicile).............................................  4658        657    4668         77   8.a.
    b.  Of non-U.S. addressees (domicile).........................................  4659          0    4669          0   8.b.
9.  Total (sum of items 1 through 8)..............................................  4635     17,899    4605     12,238   9.
                                                                                    ------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RJ-5
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6


Schedule RI-B--Continued

Part I. Continued

                                                                                    ------------------------------------
                                                                                       (Column A)         (Column B)
                                                                                       Charge-offs        Recoveries
                                                                                    ------------------------------------
                                                                                           Calendar year-to-date
Memoranda                                                                           ------------------------------------
                                                       Dollar Amounts in Thousands  RIAD Bil Mil Thou  RIAD Bil Mil Thou
----------------------------------------------------------------------------------- ------------------------------------
1-3.Not applicable
4.  Loans to finance commercial real estate, construction, and land Development activities (not secured by real estate) included in
    Schedule RI-B, part I, items 4 and 7, above...................................  5409          0    5410          0   M.4.
5.  Loans secured by real estate in domestic offices (included in
    Schedule RI-B, part I, items 4 and 7, above):
a.  Construction and land development.............................................  3582          3    3583          3   M.5.a.
b.  Secured by farmland...........................................................  3584          0    3585          0   M.5.b.
c.  Secured by 1-4 family residential properties:
    (1)  Revolving, open-end loans secured by 1-4 family residential
         Properties and extended under lines of credit............................  5411      1,615    5412        840   M.5.c.(1)
    (2)  All other loans secured by 1-4 family residential
         properties...............................................................  5413        424    5414         54   M.5.c.(2)
d.  Secured by multifamily (5 or more) residential properties.....................  3588          0    3589          0   M.5.d.
e.  Secured by nonfarm nonresidential properties..................................  3590        314    3591        503   M.5.e.
                                                                                    -------------------------------------

Part II. Changes in Allowance for Credit Losses

                                                                                                       ------------------
                                                                        Dollar Amounts in Thousands    RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Balance originally reported in the December 31, 1997, Reports of
    Condition and Income..........................................................................     3124    468,606   1.
2.  Recoveries (must equal or exceed part I, item 9, column B above)..............................     2419     12,238   2.
3.  LESS:  Charge-offs (must equal or exceed part I, item 9, column A above)......................     2432     17,899   3.
4.  Provision for credit losses (must equal Schedule RI, item 4.a)................................     4230     20,034   4.
5.  Adjustments* (see instructions for this schedule).............................................     4815          2   5.
6.  Balance end of current period (sum of items 1 through 5) (must equal or exceed
    Schedule  RC, item 4.b).......................................................................     A512    462,981   6.
                                                                                                       ------------------

----------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RJ-6
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6


Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or not income.

Part I. Estimated Income from International Operations


                                                                                                                   -----
                                                                                                                    I487 <--
                                                                                                      ------------------
                                                                                                         Year-to-date
                                                                                                      ------------------
                                                                        Dollar Amounts in Thousands   RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBF's
    a. Interest income booked......................................................................   4837     N/A       1.a
    b. Interest expense booked....................................................................    4838     N/A       1.b
    c. Net income expense booked at foreign offices, Edge and Agreement subsidiaries, and             4339     N/A       1.c
       IBF's (item 1.a minus 1.b).................................................................
2.  Adjustments for booking location of income international operations:                              4840     N/A       2.a
     a. Net interest income attributable to international operations booked at domestic offices
     b. Net interest income attributable to domestic business booked at foreign offices............   4841     N/A       2.b
     c. Net booking location adjustment (item 2.a minus 2.b).......................................   4841     N/A       2.c
3. Noninterest income and expense attributable to international operations:
    a. Noninterest income attributable to international operations ................................   4097     N/A       3.a
    b. Provision for loan and lease losses attributable to international operations................   4235     N/A       3.b
    c. Other noninterest expense attributable to international operations..........................   4239     N/A       3.c
    d. Net noninterest income (expense) attributable to international operations (item 3.a
       Minus 3.b and 3.c)..........................................................................   4843     N/A       3.
4. Estimated pretax income attributable to international operations before capital allocation
   Adjustment (sum of items 1.c, 2.c, and 3.d).....................................................   4844     N/A       4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs.....................................   4845     N/A       5.
6. Estimated pretax income attributable to international operations after capital allocation
   Adjustment (sum of items 4 and 5)...............................................................   4846     N/A       6.
7. Income taxes attributable to income from international operations as estimated in item 6........   4797     N/A       7.
8. Estimated net income attributable to international operations (item 6 minus 7)..................   4341     N/A       8.
                                                                                                      ------------------


                                                                                                      ------------------
                                                                                                         Year-to-date
Memoranda                                                                                             ------------------
                                                                        Dollar Amounts in Thousands    RIAD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above.........................................   4847     N/A       M.1.
2. Intracompany interest expense included in item 1.b above........................................   4848     N/A       M.2.
                                                                                                      ------------------


Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       ------------------
                                                                                                          Year-to-date
                                                                                                       ------------------
                                                                        Dollar Amounts in Thousands    RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs..................................................................   4849     N/A       1.
2. Interest expense booked at IBFs.................................................................   4850     N/A       2.
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items.......................................................   5491     N/A       3.a.
   b. Fees and other noninterest income............................................................   5492     N/A       3.b.
4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs)...............................................................   4852     N/A       4.
5. Other noninterest expense attributable to international operations booked at domestic offices
   (excluding IBFs)................................................................................   4853     N/A       5.
                                                                                                      -------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RJ-7
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6


SCHEDULE RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all Significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details).

                                                                                                              ------
                                                                                                               I495  <--
                                                                                                 -------------------
                                                                                                       Year-to-date
                                                                                                 -------------------
                                                                    Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, items 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains (losses) on other real estate owned..........................................   5415                1.a.
    b. Net gains (losses) on sales of loans...................................................   5416                1.b.
    c. Net gains (losses) on sales of premises and fixed assets...............................   5417                1.c.
       Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,...
       Item 5.f.(2):
        ---------------
    d.  Text 4461                                                                                4461                1.d.
        --------------------------------------------------------------------------------------
    e.  Text 4462                                                                                4462                1.e.
        --------------------------------------------------------------------------------------
    f.  Text 4463                                                                                4463                1.f.
        --------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c): ...................................
   a.  Amortization expense of intangible assets..............................................   4531         3,347  2.a.
       Reports amounts that exceed 10% of Schedule RI, item 7.c:..............................
   b.  Net (gains) losses on other real estate owned..........................................   5418             0  2.b.
   c.  Net (gains) losses on sales of loans...................................................   5419             0  2.c.
   d.  Net (gains) losses on sales of premises and fixed assets...............................   5420             0  2.d.
       Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,
       Item 7.c:
        ---------------
   e.    Text 4464      Credit card processing                                                   4464        20,000  2.e.
        --------------------------------------------------------------------------------------
   f.    Text 4467                                                                               4467                2.f.
        --------------------------------------------------------------------------------------
   g.    Text 4468                                                                               4468
        --------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and
   Other adjustments):
            -----------
    a.  (1) Text 4469                                                                            4469                3.a.(1)
            ----------------------------------------------------------------------------------
        (2) Applicable income tax effect                                       RIAD 4486                             3.a. (2)
            ----------------------------------------------------------------------------------
    b.  (1) Text 4487                                                                            4487                3.b (1)
            ----------------------------------------------------------------------------------
        (2) Applicable income tax effect                                       RIAD 4488                             3.b.(2)
            ----------------------------------------------------------------------------------
    c.  (1) Text 4489                                                                            4489                3.c.(1)
            ----------------------------------------------------------------------------------
        (2) Applicable income tax effect                                       RIAD 4491                             3.c.(2)
            ----------------------------------------------------------------------------------
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
        ---------------
   a.    Text 4492                                                                               4492                4.a.
        --------------------------------------------------------------------------------------
   b.    Text 4493                                                                               4493                4.b.
        --------------------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
        ---------------
   a.    Text 4494                                                                               4494                5.a.
        --------------------------------------------------------------------------------------
   b.    Text 4495                                                                               4495                5.b.
        --------------------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule
   RI-A, item 10) (itemize and describe all corrections):
        ---------------
  a.    Text 4496                                                                                4496                6.a.
        --------------------------------------------------------------------------------------
  b.    Text 4497                                                                                4497                6.b.
        ------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RJ-8
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6


SCHEDULE RI-E--Continued

                                                                                                --------------------
                                                                                                    Year-to-date
                                                                                                --------------------
                                                                   Dollar Amounts in Thousands  RIAD  Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
        ------------
    a.   Text 4498                                                                               4498                7.a.
        --------------------------------------------------------------------------------------
    b.   Text 4499                                                                               4499                7.b.
        --------------------------------------------------------------------------------------
8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5
   (itemize and describe all adjustments):
        ------------
    a.   Text 4521     Other adjustment                                                          4521            2   8.a.
        --------------------------------------------------------------------------------------
    b.   Text 4522                                                                               4522                8.b.
        -----------------------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its          1499     1499   <--
   Option, any other significant items affecting the Report of Income):                         -------------------
        No comment [ ] (RIAD 4769)
        Other explanations (please type or print clearly):

(TEXT 4769)

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-1
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1998

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                                                              ------
                                                                                                                C400 <--
                                                                                                 -------------------
                                                                   Dollar Amounts in Thousands   RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balance due from depository instructions (from Schedule RC-A:
    a. Noninterest-bearing balances and currency and coin(1)...............................      0081   2,435,382    1.a.
    b. Interest-bearing balances(2)........................................................      0071     185,651    1.b.
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)..........................      1754     175,696    2.a.
    b. Available-for-sale securities.......................................................      1773       2,830    2.b.
3.  Federal funds sold and securities purchased under agreements to resell.................      1350     7433.87
4.  Loans and lease financing receivables:
                                                                       ---------------------
    a. Loans and leases, net of unearned income (from Schedule RC-C).. RCFD 2122  22,228,948                         4.a.
    b. LESS: Allowance for loan and lease losses ..................... RCFD 3123     462,981                         4.b.
    c. LESS: Allocated transfer risk reserve ......................... RCFD 3128           0                         4.c.
                                                                       ---------------------
    d. Loans and leases, net of unearned income,
       Allowance, and reserve (item 4.a. minus 4.b and 4.c)................................      2125  21,765,967    4.d.
5.  Trading assets (from Schedule RC-D)....................................................      3545     851,188    5.
6.  Premises and fixed assets (including capitalized leases)...............................      2145     376,171    6.
7.  Other real estate owned (from Schedule RC-M)...........................................      2150      19,651    7.
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)     2130           0    8.
9.  Customers' liability to this bank on acceptances outstanding...........................      2155     535,754    9.
10. Intangible assets (from Schedule RC-M).................................................      2143      74,411    10.
11. Other assets (from Schedule RC-F)......................................................      2160     636,733    11.
12. Total assets (sum of items 1 through 11)...............................................      2170  30,630,934    12.
                                                                                                 -------------------

---------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-2
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC--Continued

                                                                                                 ---------------------
                                                                Dollar Amounts in Thousands      RCFD   Mil  Thou  Bil
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
                                                                                                 RCFD 2200  21,255,418  13.a.
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E):
       part I)................................................................................
                                                                     -------------------------
       (1) Noninterest-bearing ......................................  RCON 6631   9,057,585                            13.a.(1)
       (2) Interest bearing..........................................  RCON 6636  12,197,833                            13.a(2)
                                                                     -------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
       part II) ..............................................................................   RCFD 2200   3,950,237  13.b.
                                                                     -------------------------
       (1) Noninterest-bearing ......................................  RCFN 6631                                        13.b.(1)
       (2) Interest-bearing..........................................  RCFN 6636                             3,578,932  13.b.(2)
                                                                     -------------------------
14. Federal funds purchased and securities sold under agreements to repurchase................   RCFD 2800   1,009,523  14.
15. a. Demand notes issued to the U.S. Treasury...............................................   RCFD 2840     169,330  15.a.
    b. Trading liabilities (from Schedule RC-D)...............................................   RCFD 3548      95,274  15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under
    Capitalized leases):
    a. With a remaining maturity of one year or less..........................................   RCFD 2332     214,746  16.a.
    b. With a remaining maturity of more than one year through three years....................   RCFD A547         607  16.b.
    c. With a remaining maturity of more than three years.....................................   RCFD A548        1094  16.c.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding..................................   RCFD 2920     535,754  18.
19. Subordinated notes and debentures (2).....................................................   RCFD 3200     190,000  19.
20. Other liabilities (from Schedule RC-G)....................................................   RCFD 2930     609,623  20.
21. Total liabilities (sum of items 13 through 20)............................................   RCFD 2948  27,938,621  21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus.............................................   RCFD 3838           0  23.
24. Common stock..............................................................................   RCFD 3230     604,577  24.
25. Surplus (exclude all surplus related to preferred stock)..................................   RCFD 3839   1,006,431  25.
26. a. Undivided profits and capital reserves.................................................   RCFD 3632   1,075,927  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................   RCFD 8434     17,4904  26.b.
27. Cumulative foreign currency translation adjustments ......................................   RCFD 3284     (12,112) 27.
28. Total equity capital (sum of items 23 through 27).........................................   RCFD 3210   2,692,313  28.
29. Total liabilities and equity capital (sum of items 21 and 28).............................   RCFD 3300  30,630,934  29.
                                                                                                 ---------------------


Memorandum

To be reported only with the March Report of Condition.

1.   Indicate in the box at the right the number of the statement below that best describes the Number most comprehensive level of auditing the work
     performed for the bank by independent external auditors as of any date                                    Number
     during                                                                                            --------------
     1997............................................................................................     RCFD 6724 2  M.1.
                                                                                                       --------------


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 =  Review of the bank's financial statements by external auditors

6 =  Compilation of the bank's financial statements by external auditors

7 =  Other audit procedures (excluding tax preparation work)

8 =  No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:32
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-A--Cash and Balances due From Depository Institutions

Exclude assets held for trading.

                                                                                                                       --------
                                                                                                                         C405   <--
                                                                                   --------------------------------------------
                                                                                         (Column A)            (Column B)
                                                                                        Consolidated            Domestic
                                                                                            Bank                 Offices
                                                                                   --------------------------------------------
                                                       Dollar Amounts in Thousands   RCFD  Bil  Mil Thou   RCON  Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   Cash items in process of collection, unposted debits, and currency and
     coin ........................................................................   0022    1,617,192                          1.
     a. Cash items in process of collection and unposted debits...................                         0020    1,204,249    1.a.
     b. currency and coin.........................................................                         0080      411,479    1.b.
2.   Balances due from depository institutions in the U.S. .......................                         0082       57,360    2.
     a. U.S. branches and agencies of foreign banks (including their IBFs)........   0083       40,000                          2.a.
     b. Other commercial banks in the U.S. and other depository institutions
        in the U.S. (including their IBFs)........................................   0085       61,182                          2.b.
3.   Balances due from banks in foreign countries and foreign central banks.......                         0070        3,722    3.
     a. Foreign branches of other U.S. banks......................................   0073           21                          3.a.
     b. Other banks in foreign countries and foreign central banks................   0074      150,652                          3.b.
4.   Balances due from Federal Reserve Banks .....................................   0090      751,986     0090      732,578    4.
5.   Total (sum of items 1 through 4) (total of column A must equal
     Schedule RC, sum   of items 1.a and 1.b).....................................   0010    2,621,033     0010    2,409,388    5.
                                                                                   --------------------------------------------


                                                                                                         ----------------------
Memorandum                                                                   Dollar Amounts in Thousands   RCON  Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
     column B above) .................................................................................     0050       57,360    M.1.
                                                                                                         ----------------------

Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                        --------
                                                                                                                          C410  <--
                                             ----------------------------------------------------------------------------------
                                                            Held-to-maturity                    Available-for-sale
                                             ----------------------------------------------------------------------------------
                                                   (Column A)          (Column B)          (Column C)          (Column D)
                                                 Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                             ----------------------------------------------------------------------------------
         Dollar Amounts in Thousands           RCFD Bil  Mil Thou  RCFD Bil  Mil Thou  RCFD Bil  Mil Thou  RCFD Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
1.   U.S. Treasury securities ..............   0211     40,077     0213     41,288     1286    733,421     1287     743,565     1.
2.   U.S. Government agency obligations
     (exclude mortgage-backed
     securities):
     a. Issued by U.S. Govern-
        ment agencies(2) ...................   1289          0     1290          0     1291          0     1293           0     2.a.
     b. Issued by U.S.
        Government-sponsored
        agencies(3) ........................   1294     89,577     1295     91,800     1297    794,754     1298     796,656     2.b.
                                             ----------------------------------------------------------------------------------

----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool certificates, "U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-B--Continued

                                      --------------------------------------------------------------------------------------
                                          Held-to-maturity                             Available-for-sale                    <--
                                      --------------------------------------------------------------------------------------
                                             (Column A)           (Column B)           (Column C)           (Column D)
                                           Amortized Cost         Fair Value         Amortized Cost       Fair Value(1,2)
                                      --------------------------------------------------------------------------------------
         Dollar Amounts in Thousands    RCFD  Bil  Mil Thou  RCFD  Bil  Mil Thou  RCFD  Bil  Mil Thou  RCFD  Bil  Mil Thou
----------------------------------------------------------------------------------------------------------------------------
3. Securities issued by states
   and political subdivisions
   in the U.S.:
a. General obligations ..............   1676      20,316     1677      19,899     1678      63,328     1679      70,650     3.a.
   b. Revenue obligations ...........   1681       4,373     1686       4,201     1690      24,112     1691      29,708     3.b.
   c. Industrial development
      and similar obligations .......   1694           0     1695           0     1696           0     1697           0     3.c.
4. Mortgage-backed
   securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by
          GNMA ......................   1698      19,038     1699      20,606     1701           0     1702           0     4.a.(1)
      (2) Issued by FNMA
          and FHLMC .................   1703         377     1705         390     1706     361,909     1707     363,711     4.a.(2)
      (3) Other pass-through
          securities ................   1709           0     1710           0     1711           0     1713           0     4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped
      MBS):
      (1) Issued or guaranteed
          by FNMA, FHLMC,
          or GNMA ...................   1714       1,938     1715       1,933     1716     773,445     1717     773,932     4.b.(1)
      (2) Collateralized
          by MBS issued  or
          guaranteed by FNMA,
          FHLMC, or GNMA ............   1718           0     1719           0     1731           0     1732           0     4.b.(2)
      (3) All other mortgage-backed
          securities ................   1733           0     1734           0     1735           0     1736           0     4.b.(3)
5. Other debt securities:
   a. Other domestic debt
      securities ....................   1737           0     1738           0     1739           0     1741           0     5.a.
   b. Foreign debt
      securities ....................   1742           0     1743           0     1744       1,681     1746       1,682     5.b.
6. Equity securities:
   a. Investments in mutual
      funds and other equity
      securities with readily
      determinable fair values.......                                             A510           0     A511         141     6.a.
   b. All other equity
      securities(1)..................                                             1752      48,396     1753      48,396     6.b.
7. Total (sum of items 1
   through 6) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,
   item 2.b).........................   1754     175,696     1771     179,317     1772   2,801,048     1773   2,830,443     7.
                                      --------------------------------------------------------------------------------------

----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-B--Continued

                                                                                                            --------
Memoranda                                                                                                     C412    <--
                                                                                              ----------------------
                                                                  Dollar Amounts in Thousands   RCFD   Bil  Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Pledged securities(1) ....................................................................   0416     1,613,754    M.1.
2. Maturity and repricing data for debt securities(1,2)
   (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3,4)
      (1) Three months or less ..............................................................   A549        33,244    M.2.a.(1)
      (2) Over three months through 12 months ...............................................   A550       165,288    M.2.a.(2)
      (3) Over one year through three years .................................................   A551     1,136,517    M.2.a.(3)
      (4) Over three years through five years ...............................................   A552       381,120    M.2.a.(4)
      (5) Over five years through 15 years ..................................................   A553        61,220    M.2.a.(5)
      (6) Over 15 years .....................................................................   A554        21,215    M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,5)
      (1) Three months or less ..............................................................   A555             0    M.2.b.(1)
      (2) Over three months through 12 months ...............................................   A556             0    M.2.b.(2)
      (3) Over one year through three years .................................................   A557        51,364    M.2.b.(3)
      (4) Over three years through five years ...............................................   A558        40,763    M.2.b.(4)
      (5) Over five years through 15 years ..................................................   A559       290,739    M.2.b.(5)
      (6) Over 15 years .....................................................................   A560           260    M.2.b.(6)
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)
      (1) Three years or less ...............................................................   A561       332,122    M.2.c.(1)
      (2) Over three years ..................................................................   A562       443,748    M.2.c.(2)
   d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or
      less (included in Memorandum items 2.a through 2.c above) .............................   A248       196,533    M.2.d.
3.-6. Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of
   sale or transfer) ........................................................................   1178             0    M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.D:
   a. Amortized cost ........................................................................   8780             0    M.8.a.
   b. Fair value ............................................................................   8781             0    M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost ........................................................................   8782             0    M.9.a.
   b. Fair value ............................................................................   8783             0    M.9.b.
                                                                                              ----------------------

----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-C--Loans and Lease Financing Receivables
Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                                               --------
                                                                                                                 C415    <--
                                                                           ---------------------------------------------
                                                                                 (Column A)             (Column B)
                                                                             Consolidated Bank       Domestic Offices
                                                                           ---------------------------------------------
                                              Dollars Amount in Thousands   RCFD  Bil  Mil Thou    RCON   Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate..........................................  1410    7,692,706                            1.
    a. Construction and land development..................................                         1415       272,450    1.a.
    b. Secured by farmland (including farm residential and other
       improvements)......................................................                         1420         6,259    1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit..................                         1797       786,122    1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first lien......................................                         5367     3,079,657    1.c.(2)(a)
           (b) Secured by junior liens....................................                         5368       432,469    1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties..........                         1460       449,359    1.d.
    e. Secured by nonfarm nonresidential properties.......................                         1480     2,663,863    1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S.....................................                         1505         7,366    2.a.
       (1) To U.S. branches and agencies of foreign banks.................  1506       61,979                            2.a.(1)
       (2) To other commercial banks in the U.S...........................  1507        7,366                            2.a.(2)
    b. To other depository institutions in the U.S.......................   1517            0      1517             0    2.b.
    c. To banks in foreign countries......................................                         1510        86,606    2.c.
       (1) To foreign branches of other U.S. banks........................  1513            0                            2.c.(1)
       (2) To other banks in foreign countries............................  1516      670,347                            2.c.(2)
 3. Loans to finance agricultural production and other loans to farms.....  1590      227,426      1590       227,426    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)......................................  1763    9,364,105      1763     9,224,353    4.a.
    b. To non-U.S. addressees (domicile)..................................  1764      348,216      1764             0    4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks......................................................  1756            0      1756             0    5.a.
    b. Of foreign banks...................................................  1757            0      1757             0    5.b.
 6. Loans to individuals for household, family, and other personal
    expenditures (i.e. consumer loans) (includes purchased paper).........                         1975     2,082,998    6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans)............................................  2008      350,399                            6.a.
    b. Other (includes single payment, installment,
        and all student loans)............................................  2011    1,757,247                            6.b.
 7. Loans to foreign governments and official institutions (including
    foreign central banks)................................................  2081       43,562      2081           232    7.
 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial
    development obligations)..............................................  2107       50,954      2107        20,924    8.
 9. Other loans...........................................................  1563    1,183,947                            9.
    a. Loans for purchasing or carrying securities (secured and unsecured)                         1545        18,866    9.a.
    b. All other loans (exclude consumer loans)...........................                         1564     1,982,428    9.b.
10. Lease financing receivables (net of unearned income)                                           2165       618,484    10.
    a. Of U.S. addressees (domicile)......................................  2182      618,484                            10.a.
    b. Of non-U.S. addressees (domicile)..................................  2183            0                            10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above         2123      117,780      2123       115,905    11.
12. Total loans and leases, net of unearned income (sum of items 1 through
    minus item 11)  (total of column A must equal Schedule RC, item 4.a)..  2122   22,228,948      2122    20,943,957    12.
                                                                           ---------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-C--Continued
Part I.  Continued

Memoranda
                                                                                           -------------------------
                                                              Dollar Amounts in Thousands             Bil  Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Not applicable
2. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicile)...................................................   RCFD 1687            0   M.2.a.(1)
      (2) To non-U.S. addressees (domicile)...............................................   RCFD 1689            0   M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals
      for household, family, and other personal expenditures).............................   RCFD 8691            0   M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.
      addressees (domicile) included in Memorandum item 2.b above.........................   RCFD 8692            0   M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
      with a remaining maturity or repricing frequency of:(1,2)
      (1) Three months or less............................................................   RCON A564      504,887   M.3.a.(1)
      (2) Over three months through 12 months.............................................   RCON A565    1,169,480   M.3.a.(2)
      (3) Over one year through three years...............................................   RCON A566       19,837   M.3.a.(3)
      (4) Over three years through five years.............................................   RCON A567       13,041   M.3.a.(4)
      (5) Over five years through 15 years................................................   RCON A568      425,353   M.3.a.(5)
      (6) Over 15 years...................................................................   RCON A569      945,771   M.3.a.(6)
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column
      A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or repricing frequency of:(1,3)
      (1) Three months or less............................................................   RCFD A570   12,024,414   M.3.b.(1)
      (2) Over three months through 12 months.............................................   RCFD A571    2,106,420   M.3.b.(2)
      (3) Over one year through three years...............................................   RCFD A572    1,476,614   M.3.b.(3)
      (4) Over three years through five years.............................................   RCFD A573    1,559,933   M.3.b.(4)
      (5) Over five years through 15 years................................................   RCFD A574    1,708,728   M.3.b.(5)
      (6) Over 15 years...................................................................   RCFD A575      289,435   M.3.b.(6)
   c. Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part I,
      items 1 through 10, column A) with a REMAINING MATURITY of one year or less.........   RCFD A247    5,384,090   M.3.c.
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties in domestic offices (reported in Schedule RC-C, part I, item 1.e, column B) with a
      REMAINING MATURITY of over five years...............................................   RCON A577    1,552,519   M.3.d.
   e. Fixed rate AND floating rate commercial and industrial loans (reported in Schedule
      RC-C, part I, item 4, column A) with a REMAINING MATURITY of over three years.......   RCFD A578    4,634,243   M.3.e.
                                                                                           -------------------------

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-C--Continued
Part I.  Continued

Memoranda (continued)
                                                                                         ------------------------------
                                                             Dollar Amounts in Thousands                  Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------------
4. Loans to finance commercial real estate, construction, and land development activities (not secured  by real estate) included in Schedule RC-C, part I, items 4
   and 9, column A, page RC-6(1)........................................................   RCFD 2746           215,692   M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)........   RCFD 5369            97,000   M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a),
   column B, page RC-6).................................................................   RCON 5370         1,670,288   M.6.
                                                                                         ------------------------------

----------
(1)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.


Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                               --------
                                                                                                                 C420    <--
                                                                                         --------------------------------
                                                             Dollar Amounts in Thousands                  Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices........................................   RCON 3531             6,789   1.
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-backed
    securities).........................................................................   RCON 3532           504,165   2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices.............................................................................   RCON 3533            19,028   3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA.............   RCON 3534                38   4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (includes CMOs, REMICs, and stripped MBS)........................................   RCON 3535                 0   4.b.
    c. All other mortgage-backed securities.............................................   RCON 3536                 0   4.c.
 5. Other debt securities in domestic offices...........................................   RCON 3537                 0   5.
 6.-8. Not applicable
 9. Other trading assets in domestic offices............................................   RCON 3541           237,363   9.
10. Trading assets in foreign offices...................................................   RCON 3542               981   10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices..............................................................   RCON 3543            82,809   11.a.
    b. In foreign offices...............................................................   RCFN 3543                15   11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)...   RCFD 3545           851,188   12.
                                                                                         --------------------------------

                                                                                         --------------------------------
                                                                                                           Bil  Mil Thou
                                                                                         --------------------------------
13. Liability for short positions.......................................................   RCFD 3546            16,568   13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts....................................................................   RCFD 3547            78,736   14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15.b)...............................................................................   RCFD 3548            95,274   15.
                                                                                         --------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-E--Deposit Liabilities

Part I.  Deposits in Domestic Offices

                                                                                                            -----------
                                                                                                                  C425   <--
                                                  ---------------------------------------------------------------------
                                                                   Transaction                       Nontransaction
                                                                     Accounts                           Accounts
                                                  ---------------------------------------------------------------------
                                                        (Column A)             (Column B)             (Column C)
                                                     Total transaction         Memo: Total               Total
                                                    accounts (including      demand deposits         nontransaction
                                                       total demand           (included in              accounts
                                                         deposits)              column A)          (including MMDAs)
                                                  ---------------------------------------------------------------------
                     Dollar Amounts in Thousands   RCON    Bil Mil Thou   RCON    Bil Mil Thou   RCON     Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations..   2201      6,917,973    2240      6,215,980    2346       12,952,770   1.
2. U.S. Government..............................   2202          5,839    2280          5,839    2520                0   2.
3. States and political subdivisions in the U.S.   2203        299,095    2290        242,183    2530          333,255   3.
4. Commercial banks in the U.S..................   2206        416,164    2310        416,164    2550            3,491   4.
5. Other depository institutions in the U.S.....   2207        104,995    2312        104,995    2349                0   5.
6. Banks in foreign countries...................   2213         61,529    2320         61,529    2236                0   6.
7. Foreign governments and official institutions
   (including foreign central banks)............   2216              0    2300              0    2377                0   7.
8. Certified and official checks................   2330        160,307    2330        160,307                            8.
9. Total (sum of items 1 through 8)  (sum of
   columns A and C must equal Schedule RC, item
   13.a)........................................   2215      7,965,902    2210      7,206,997    2385       13,289,516   9.
                                                  ---------------------------------------------------------------------


Memoranda
                                                                                                 ----------------------
                                                                    Dollar Amounts in Thousands    RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns and C):
   a. Total individual Retirement Account (IRAs) and Keogh Plan accounts........................   6835      498,334   M.1.a.
   b. Total brokered deposits...................................................................   2365      175,000   M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000.........................................   2343            0   M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000
          and participated out by the broker in shares of $100,000 or less......................   2344
   d. Maturity data for brokered deposits:                                                                        0    M.1.c.(2)
      (1) Brokered deposits issued in denominations of less than $100,000 with remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)..............   A243            0   M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)..................   A244      175,000   M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)    5590          N/A   M.1.e.
      (to be completed for the December report only)............................................
2. Components of total nontransaction accounts (sum of Memorandum items 2a.
   through 2.d must equal item 9, column C above):
   a. Savings deposit:
      (1) Money market deposit accounts (MMDAs).................................................   6810    6,839,935   M.2.a.(1)
      (2) Other savings deposits (MMDAs)........................................................   0352    1,066,911   M.2.a.(2)
   b. Total time deposits of less than $100,000.................................................   6648    1,666,518   M.2.b.
   c. Total time deposits of $100,000 or more...................................................   2604    3,716,152   M.2.c.
3. All NOW accounts (included in column A above)................................................   2398      485,260   M.3.
4. Not applicable
                                                                                                 ----------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                  Page RC-3
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:31
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-E--Continued

Part I.  Continued

Memoranda  (continued)
                                                                                                  ----------------------
                                                                     Dollar Amounts in Thousands   RCON    Bil Mil Thou
------------------------------------------------------------------------------------------------  ----------------------
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of:(1)(2)
      (1) Three months or less..................................................................   A579       652,518   M.5.a.(1)
      (2) Over three months through 12 months...................................................   A580       738,478   M.5.a.(2)
      (3) Over one year through three years.....................................................   A581       183,935   M.5.a.(3)
      (4) Over three years......................................................................   A582        91,587   M.5.a.(4)
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a
      REMAINING MATURITY of one year or less (included in Memorandum items 5.a.
      (1) through 5.a.(4) above) A241 1,363,320 M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less..................................................................   A584     2,866,226   M.6.a.(1)
      (2) Over three months through 12 months...................................................   A585       697,528   M.6.a.(2)
      (3) Over one year through three years.....................................................   A586       110,871   M.6.a.(3)
      (4) Over three years......................................................................   A587        41,527   M.6.a.(4)
   b. Fixed rate AND floating time deposits of $100,000 or more with a REMAINING MATURITY of
      one year or less (included in Memorandum items 6.a.(1) through  6.a.(4) above)............   A242     3,595,494   M.6.b.
                                                                                                  ----------------------

----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.

(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.

(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-17
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-E--Continued

PART II.  Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                               -------------------------
                                                                  Dollar Amounts in Thousands    RCFN       Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations................................................... 2621          1,458,679   1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)............................... 2623            213,817   2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs).. 2625             55,473   3.
4. Foreign governments and official institutions (including foreign central banks).............. 2650             26,719   4.
5. Certified and official checks................................................................ 2330              1,936   5.
6. All other deposits........................................................................... 2668          1,593,613   6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)......................... 2200          3,850,237   7.
                                                                                               -------------------------
Memorandum
                                                                                               -------------------------
                                                                  Dollar Amounts in Thousands    RCFN      Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above)A24          3,508,921   M.1

Schedule RC-F--Other Assets

                                                                                                                  ------
                                                                                                                    C430 <--
                                                                                                -------------------------
                                                                  Dollar Amounts in Thousands               Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Income earned, net collected on loans...................................................      RCFD  2164      108,778   1.
2. Net deferred tax assets(1)..............................................................      RCFD  2148       85,067   2.
                                                                                               --------------------------
3. Interest-only strips receivable (not in the form of a security (2) on:
   a. Mortgage loans.......................................................................      RCFD  A519            0   3.a.
   b. Other financial assets...............................................................      RCFD  A520            0   3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) ......................      RCFD  2168      462,888   4.
   a.   TEXT 3549                                                  RCFD 3549                                               4.a.
   b.   TEXT 3550                                                  RCFD 3550                                               4.b.
   c.   TEXT 3551                                                  RCFD 3551                                               4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)......................      RCFD  2160      636,733   5.
                                                                                               --------------------------

Memorandum
                                                                                               -------------------------
                                                                Dollar Amounts in Thousands                 Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes..........................      RCFD      5610     0      M.1
                                                                                               --------------------------

Schedule RC-G--Other Liabilities

                                                                                                                  ------
                                                                                                                    C435 <--
                                                                                               -------------------------
                                                                Dollar Amounts in Thousands                 Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices (3)......................      RCON  3645       33,450   1.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)............      RCON  3646      204,602   2.
2. Net deferred tax liabilities (1)........................................................      RCFD  3049            0   2.
3. Minority interest in consolidated subsidiaries..........................................      RCFD  3000            0   3.
4. Other (itemize and describe amounts that exceed 25% of this item).......................      RCFD  2938      349,571   4.
   a.  TEXT 3552                                                   RCFD 3552                                               4.a
   b.  TEXT 3553                                                   RCFD 3553                                               4.b.
   c.  TEXT 3554                                                   RCFD 3554                                               4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)......................      RCFD  2930      609,623   5.
                                                                                               -------------------------

---------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, include "dividends accrued and unpaid on deposits.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-12
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                                --------
                                                                                                                    C440  <--
                                                                                               -------------------------
                                                                                                     Domestic Offices
                                                                                               -------------------------
                                                                Dollar Amounts in Thousands      RCFN       Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Customer's liability to this bank on acceptances outstanding............................      2155            521,200   1.
2. Bank's liability on acceptances executed and outstanding................................      2920            521,200   2.
3. Federal funds sold and securities purchased under agreements to resell..................      1350            743,887   3.
4. Federal funds purchased and securities sold under agreements to repurchase..............      2800          1,009,523   4.
5. Other borrowed money....................................................................      3190            215,462   5.
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs.............      2163                N/A   6.
   Or
7. Net due to own foreign ofices, Edge and Agreeement subsidiaries, and IBFs...............      2941          2,375,154   7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries,
   and IBFs................................................................................      2192         29,117,623   8.
9. Total liabilities (excludes netdue to foreign offices, Edge and Agreement subsidiaries,
   and IBFs)...............................................................................      3129         24,050,156   9.
                                                                                               -------------------------

In items 10-17, report the amortised (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.


                                                                                               -------------------------
                                                                   Dollar Amounts in Thousands   RCFN       Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
10. U.S. Treasury Securities...............................................................      1039            773,496   10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)                      1041            884,331   11.
12. Securities issued by states and political subdivisions in the U.S.                           1042            112,129   12.
13. Mortgage-backed securities (MBS):
      a. Pass-through securities:
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA..................................      1043            381,324   13.a.(1)
         (2) Other pass-through securities.................................................      1044                  0   13.a.(2)
      b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA..................................      1209            775,383   13.a.(1)
         (2) All other mortgage-backed securities..........................................      1280                  0   13.b.(2)
14. Other domestic debt securities ........................................................      1281                  0   14.
15. Foreign debt securities................................................................      1282                  0   15.
16. Equity securities:
      a. Investments in mutual funds and other equity securities with readily
         determinable fair values..........................................................      A520                  0   16.a.
      b. All other equity securities.......................................................      1752             48,305   16.b.
17. Total amortised (historical) cost of both held-to-maturity and available-for-sale
    securities (sum of items 10 through 16)................................................      1374          2,974,970   17.
                                                                                               -------------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                               -------------------------
                                                                   Dollar Amounts in Thousands   RCFN       Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
   EITHER
1. Net due from the IBF of the domestic offices of the reporting bank......................      3051            336,177   M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank .......................      3059                N/A   M.2

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-13
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6

SCHEDULE RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                 -------
                                                                                                                    C445  <--
                                                                                               -------------------------
                                                                                                    Domestic Offices
                                                                                               -------------------------
                                                                 Dollar Amounts in Thousands     RCFN       Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)...........      2133            415,914   1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
   Item 12, column A)......................................................................      2076            337,073   2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part 1, item, 4
   Column A)...............................................................................      2077                  0   3.
4. Total IBF liabilities, (component of Schedule RC, item 21)..............................      2898            121,465   4.
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
   part II, items 2 and 3..................................................................      2379             43,547   5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II,
   items 1, 4, 5, and 6)...................................................................      2381                  0   6.
                                                                                               -------------------------

SCHEDULE RC-K--Quarterly Averages (1)

                                                                                                                 -------
                                                                                                                    C445  <--
                                                                                                ------------------------
                                                                Dollar Amounts in Thousands                 Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                                 RCFD  3381      504,099   1.
 1. Interest-bearing balances due from depository institutions.............................
 2. U.S. Treasury securities and U.S. Government agency obligations (2)....................      RCFD  3382    2,535,403   2.
 3. Securities issued by states and political subdivisions in the U.S. (2).................      RCFD  3383      112,808   3.
 4. a. Other debt securities (2)...........................................................      RCFD  3647       11,069   4.a.
    b. Equity securities (3) (includes investments in mutual funds and
       Federal Reserve stock)..............................................................      RCFD  3648       61,206   4.b.
 5. Federal funds sold and securities purchased under agreements to resell.................      RCFD  3365      297,177   5.
 6. Loans:
    a. Loans in domestic offices:
       (1) Total loans.....................................................................      RCON  3360   20,315,668   6.a.(1)
       (2) Loans secured by real estate....................................................      RCON  3385    7,747,343   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers.............      RCON  3386      228,302   6.a.(3)
       (4) Commercial and industrial loans.................................................      RCON  3387    9,089,385   6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures.....      RCON  3388    2,086,527   6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs...........      RCON  3360    1,420,954   6.b.
 7. Trading assets.........................................................................      RCFD  3401      448,228   7.
 8. Lease financing receivables (net of unearned income)...................................      RCFD  3484      601,848   8.
 9. Total assets(4)........................................................................      RCFD  3368   29,798,466   9.

LIABILITIES

10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits)...........      RCON  3485      578,944   10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)...............................................      RCON  3486    5,774,302   11.a.
    b. Other savings deposits..............................................................      RCON  3487    1,043,619   11.b.
    c. Time deposits of $100,000 or more...................................................      RCON  A514    3,554,126   11.c.
    d. Time deposits of less than $100,000.................................................      RCON  A529    1,774,802   11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs      RCFN  3404    3,504,552   12.
13. Federal funds purchased and securities sold under agreements to repurchase.............      RCFD  3353    1,080,829   13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized
    Leases)................................................................................      RCFD  3355      359,672   14.
                                                                                                --------------------------

---------
(1) For all items, banks have the option of reporting either (1) an average of daily figurers for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair value at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-14
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk

                                                                                                               --------
                                                                                                                 C460    <--
                                                                                              -------------------------
                                                                 Dollar Amounts in Thousands   RCFD      Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines.................................................................      3814         1,063,609    1.a.
    b. Credit card lines.................................................................      3815           714,518    1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate..............................      3816           686,509    1.c. (1)
       (2) Commitments to fund loans not secured by real estate..........................      6550            35,456    1.c. (2)
    d. Securities underwriting...........................................................      3817                 0    1.d.
    e. Other unused commitments..........................................................      3818        12,968,541    1.e.
 2. Financial standby letters of credit and foreign office guarantees....................      3819         2,415,464    2.
                                                                  -----------------------
     a. Amount of financial standby letters of credit
       conveyed to others .......................................   RCFD 3820   301,485                                  2.a.
                                                                 -----------------------
 3. Performance standby letters of credit and foreign office guarantees..................      3821           298,223    3.
                                                                 -----------------------
    a. Amount of performance standby letters of credit
       conveyed to others........................................   RCFD 3822     1,000                                  3.a.
                                                                 -----------------------
 4. Commercial  and similar letters of credit............................................      3411           323,862    4.
 5. Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank.........................................................      3428                 0    5.
 6. Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank........................................................      3429            37,056    6.
 7. Securities borrowed..................................................................      3432                 0    7.
 8. Securities lent (including customers' securities lent where the customer is
    indemnified against  loss by the reporting bank).....................................      3433         1,029,415    8.
 9. Financial assets transferred with recourse that have been treated as sold for
    Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred as of the report date..      A521                 0    9.a. (1)
       (2) Amount of recourse exposure on these mortgages as of the report date..........      A522                 0    9.a. (2)
    b. Other financial assets (excluding small business obligations reported in item
       9.c):
       (1) Outstanding principal balance of  assets  transferred as of the report date...      A523                 0    9.b. (1)
       (2) Amount of recourse exposure on these assets as of the report date.............      A524                 0    9.b. (2)
    c. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date.........................................................      A249                 0    9.c. (1)
       (2) Amount of retained recourse on these obligations as of the report date........      A250                 0    9.c. (2)
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor...................      A534                 0    10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary.................      A535                 0    10.b.
11. Spot foreign exchange contracts......................................................      8765           251,010    11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of
    Schedule RC, item 28, "Total equity capital")........................................      3430                 0    12.
       -------------                                -------------------------------------
    a.   TEXT 3555                                    RCFD  3555                                                         12.a.
    b.   TEXT 3556                                    RCFD  3556                                                         12.b.
    c.   TEXT 3557                                    RCFD  3557                                                         12.c.
    d.   TEXT 3558                                    RCFD  3558                                                         12.d.
-----------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-14
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-L--Continued

                                                                                              -------------------------
                                                                 Dollar Amounts in Thousands   RCFD      Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital").....................................................      5591                 0    13.
       -------------                                -------------------------------------
    a.   TEXT 5592                                    RCFD 5592                                                          13.a.
    b.   TEXT 5593                                    RCFD 5593                                                          13.b.
    c.   TEXT 5594                                    RCFD 5594                                                          13.c.
    d.   TEXT 5595                                    RCFD 5595                                                          13.d.
-----------------------------------------------------------------------------------------------------------------------


                                                                                                             ---------
                                                                                                               C461     <--
                                             -------------------------------------------------------------------------------
                                                 (Column A)           (Column B)         (Column C)           (Column D)
               Dollar Amounts in Thousands      Interest Rate      Foreign Exchange   Equity Derivative     Commodity and
                                                  Contracts           Contracts           Contracts        Other Contracts
      Off-balance Sheet Derivatives          -------------------------------------------------------------------------------
           Position Indicators                Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b.........
                                             -------------------------------------------------------------------------------
    a. Future contracts.....................               0                   0                   0                   0    14.a.
                                             -------------------------------------------------------------------------------
                                                RCFD 8693           RCFD 8694           RCFD 8695           RCFD 8696
                                             -------------------------------------------------------------------------------
    b. Forward contracts....................               0           1,536,203                   0                   0    14.b.
                                             -------------------------------------------------------------------------------
                                                RCFD 8697           RCFD 8698           RCFD 8699           RCFD 8700
                                             -------------------------------------------------------------------------------
    c. Exchange-traded option contracts:
                                             -------------------------------------------------------------------------------
       (1) Written options..................               0                   0                   0                   0    14.c.(1)
                                             -------------------------------------------------------------------------------
                                                RCFD 8701           RCFD 8702           RCFD 8703           RCFD 8704
                                             -------------------------------------------------------------------------------
       (2) Purchased options................               0                   0                   0                   0    14.c.(2)
                                             -------------------------------------------------------------------------------
                                                RCFD 8705           RCFD 8706           RCFD 8707           RCFD 8708
                                             -------------------------------------------------------------------------------
    d. Over-the-counter option contracts:
                                             -------------------------------------------------------------------------------
       (1) Written options..................       3,183,796                 956                   0                   0    14.d.(1)
                                             -------------------------------------------------------------------------------
                                                RCFD 8709           RCFD 8710           RCFD 8711           RCFD 8712
                                             -------------------------------------------------------------------------------
       (2) Purchased options................       4,149,135                 956                   0                   0    14.d.(2)
                                             -------------------------------------------------------------------------------
                                                RCFD 8713           RCFD 8714           RCFD 8715           RCFD 8716
                                             -------------------------------------------------------------------------------
    e. Swaps................................       2,342,046             137,851                   0                   0    14.e.
                                             -------------------------------------------------------------------------------
                                                RCFD 3450           RCFD 3826           RCFD 8719           RCFD 8720
                                             -------------------------------------------------------------------------------
15. Total gross notional amount of                                                                                          15.
    derivative contracts held
    for trading.............................      4,084.,639            1,74,242                   0                   0
                                             -------------------------------------------------------------------------------
                                                RCFD A126           RCFD A127           RCFD 8723           RCFD 8724
                                             -------------------------------------------------------------------------------
16. Gross notional amount of
    derivative contracts held
    for purposes other than
    trading:
                                             -------------------------------------------------------------------------------
    a. Contracts marked to market...........               0             475,324                   0                   0    16.a.
                                             -------------------------------------------------------------------------------
                                                RCFD 8725           RCFD 8726           RCFD 8727           RCFD 8728
                                             -------------------------------------------------------------------------------
    b. Contracts not marked to market.......       5,590,338              26,400                   0                   0    16.b.
                                             -------------------------------------------------------------------------------
                                                RCFD 8729           RCFD 8730           RCFD 8731           RCFD 8732
                                             -------------------------------------------------------------------------------
    c. Interest rate swaps where the
       bank has agreed to pay a
       fixed rate...........................               0                                                                16.c.
                                             -------------------------------------------------------------------------------
                                                RCFD A589
                                             -------------------------------------------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-16
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-L--Continued

                                                                                                                         ------
                                                                                                                          C462
                                  ----------------------------------------------------------------------------------------
                                        (Column A)            (Column B)            (Column C)           (Column D)
                                      Interest Rate       Foreign Exchange      Equity Derivative       Commodity and
     Dollar Amounts in Thousands        Contracts             Contracts             Contracts          Other Contracts
--------------------------------------------------------------------------------------------------------------------------
    Off-Balance Sheet Derivatives
         Position Indicators      RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bill  Mill  Thou
--------------------------------------------------------------------------------------------------------------------------
17. Gross fair values of
    derivative contracts:
    a. Contracts held for
       trading:

       (1) Gross positive
           fair value...          8733          35,758  8734          40,143  8735               0  8736                 0  17.a.(1)

       (2) Gross negative
           fair value...          8737          33,803  8738          33,389  8739               0  8740                 0  17.a.(2)

    b. Contracts held for
       purposes other than
       trading that are marked
       to market:

       (1) Gross positive
           fair value...          8741               0  8742             736  8743               0  8744                 0  17.b.(1)

       (2) Gross negative
           fair value...          8745               0  8746           6,700  8747               0  8748                 0  17.b.(2)

    c. Contracts held for
       purposes other than
       trading that are not
       marked to market:

       (1) Gross positive
           fair value...          8749          15,332  8750           3,350  8751               0  8752                 0  17.c.(1)

       (2) Gross negative
           fair value...          8753             854  8754               0  8755               0  8756                 0  17.c.(2)
                                 -----------------------------------------------------------------------------------------


                                                                                                      --------------------
Memoranda                                                                Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1.-2.  Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments
   that are fee paid or otherwise legally binding)..................................................  3833       8,766,742  M.3.
   a. Participations in commitments with an original maturity                  ---------------------
      exceeding one year conveyed to others..................................  RCFD 3834     397,254                        M.3.a
4. To be completed only by banks with $1 billion or more in total assets:      ---------------------
   Standby letters of credit and foreign office guarantees (both financial and performance) issued
   to non-U.S. addresses (domicile) included in Schedule RC-L, items 2 and 3, above.................  3377          86,950  M.4.
5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
     a. Loans to purchase private passenger automobiles (to be completed for the
        September report only)......................................................................  2741             N/A  M.5.a.
     b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)..................................  2742               0  M.5.b.
     c. All other consumer credit (including mobile home loans) (to be completed for the
        September report only)......................................................................  2743             N/A  M.5.c.
                                                                                                      --------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-17
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6


Schedule RC-M--Memoranda

                                                                                                                     -----
                                                                                                                     C465
                                                                                                      --------------------
                                                                         Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
      shareholders, and their related interests.....................................................  6164         234,644  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent ---------------------
      of total capital as defined for this purpose in agency regulations.......RCFD 6165           0                        1.b.
                                                                               ---------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
   and agencies of foreign banks(1) (included in Schedule RC, item 3)...............................  3405           2,300  2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract......................................................  5500           3,567  4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer........................................................  5501              83  4.b.(1)
      (2) Serviced without recourse to servicer.....................................................  5502         560,261  4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract..................................................  5503          92,189  4.c.(1)
      (2) Serviced under a special option contract..................................................  5504           3,440  4.a.(2)
   d. Mortgages serviced under other servicing contracts............................................  5505         156,731  4.d.
5. To be completed only by banks with $1 billion or more in total assets:
     Customers' liability to this bank on acceptances outstanding (sum of items
     5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)....................................................................  2103         183,738  5.a.
   b. Non-U.S. addressees (domicile)................................................................  2104         352,016  5.b.
6. Intangible assets:
   a. Mortgage servicing assets.....................................................................  3164               0  6.a.
      (1) Estimated fair value of mortgage servicing assets............................RCFD A590   0                        6.a.(1)
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships.......................................................  5506               0  6.b.(1)
      (2) All other identifiable intangible assets..................................................  5507           4,927  6.b.(2)
   c. Goodwill......................................................................................  3163          69,484  6.a.
   d. Total (sum of items 6.a., 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10)........  2143          74,411  6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or
      are otherwise qualifying for regulatory capital purposes......................................  6442               0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt..................................................................................  3295               0  7.

----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-18
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6



Schedule RC-M--Continued



                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands        Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures................................  RCFD 5372          0  8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices..............................  RCON 5508        382  8.a.(2)(a)
           (b) Farmland in domestic offices.......................................................  RCON 5509          0  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices..............................  RCON 5510     11,266  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices.................  RCON 5511          O  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices..............................  RCON 5512      8,003  8.a.(2)(e)
           (f) In foreign offices.................................................................  RCFN 5513          0  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2) (must equal Schedule RC, item 7)...............  RCFD 2150     19,631  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures................................  RCFD 5374          0  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies..........  RCFD 5375          0  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2) (must equal Schedule RC, item 8)...............  RCFD 2130          0  8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item
     23, "Perpetual preferred stock and related surplus"..........................................  RCFD 3378          0  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a. Money market funds.........................................................................  RCON 6641          0  10.a.
    b. Equity securities funds....................................................................  RCON 8427          0  10.b.
    c. Debt securities funds......................................................................  RCON 8428          0  10.c.
    d. Other mutual funds.........................................................................  RCON 8429     61,330  10.d.
    e. Annuities..................................................................................  RCON 8430     10,157  10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above)................................................................................  RCON 8784     10,097  10.f.
11. Net unamoritized realized deferred gains (losses) on off-balance sheet derivative contracts
    included in assets and liabilities reported in Schedule RC....................................  RCFD A525          0  11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on the
    balance sheet (Schedule RC) in accordance with generally accepted accounting principles(1)....  RCFD A526          0  12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and
    exceeds ten percent of total assets)..........................................................  RCFD A591          0  13.
                                                                                                    --------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    --------------------
Memorandum                                                             Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1. Reciprocal holdings of banking organizations' capital instruments
   (to be completed for the December report only) ................................................  3836             N/A  M.1.
                                                                                                    --------------------
------------------------------------------------------------------------------------------------------------------------------

--------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-19
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and other Assets


The FFIEC regards the information reported in                                                                       ------
all of the Memorandum item 1, in items 1 through 10,                                                                 C470
column A, and in Memorandum items 2 through 4,                                                                      ------
column A, as confidential.                                --------------------  -------------------- ---------------------
                                                                (Column A)            (Column B)            (Column C)
                                                                 Past due            Past due 90            Nonaccrual
                                                               30 through 89         days or more
                                                              days and still          and still
                                                                 accruing              accruing
                                                          --------------------  --------------------  --------------------
                             Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile).....................  1245          55,416  1246          13,024  1247          46,911   1.a.
   b. To non-U.S. addressees (domicile).................  1248               0  1249               0  1250               0   1.b.
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions......................................  5377               0  5378               0  5379               0   2.a.
   b. To foreign banks..................................  5380               0  5381               0  5382               0   2.b.
3. Loans to finance agricultural production and
   other loans to farmers...............................  1594              25  1597               0  1583           5,905   3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile).....................  1251          25,109  1252             439  1253          55.228   4.a.
   b. To non-U.S. addresses (domicile)..................  1254               0  1255               0  1256               0   4.b.
5. Loans to individuals for household, family and
   other personal ependitures:
   a. Credit cards and related plans....................  5383           6,231  5384           1,183  5385               5   5.a.
   b. Other (includes single payment, installment,
      and all student loans)............................  5386          19,590  5387           2,438  5388              37   5.b.
6. Loans to foreign governments and official
   institutions.........................................  5389               0  5390               0  5391               0   6.
7. All other loans......................................  5459           2,242  5460             685  5461           4,365   7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile).....................  1257           1,975  1258             180  1259               0   8.a.
   b. Of non-U.S. addressees (domicile).................  1271               0  1272               0  1791               0   8.b.
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)......  3505               0  3506               0  3507               0   9.
                                                          ----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          ----------------------------------------------------------------
10. Loans and leases reported in item 1                   RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
    through 8 above which are wholly or partially         ----------------------------------------------------------------
    guaranteed by the U.S. Government...................  5612               0  5613               0  5614               0   10.
    a. Guaranteed portion of loans and leases
       included in item 10 above........................  5615               0  5616               0  5617               0   10.a.
                                                          ----------------------------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-19
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-N--Continued


                                                                                                                    ------
                                                                                                                     C470   <--
                                                                                                                    ------
                                                          --------------------  -------------------- ---------------------
                                                                (Column A)            (Column B)            (Column C)
                                                                 Past due            Past due 90            Nonaccrual
                                                               30 through 89         days or more
                                                              days and still          and still
                                                                 accruing              accruing
                                                          --------------------  --------------------  --------------------
                             Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and not
   reported in Schedule RC-C, part I, Memorandum
   item 2)..............................................  1658               0  1659               0  1661               0 M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above..................  6558             151  6559               0  6560             265 M.2.
                                                          ----------------------------------------------------------------
3. Loans secured by real estate in domestic offices       RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
   (included in Schedule RC-N, item 1, above):            ----------------------------------------------------------------
   a. Construction and land development                   2759           2,721  2769               0  3492               0 M.3.a.
   b. Secured by farmland...............................  3493               0  3494               0  3495               0 M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit................  5398           3,795  5399           1,492  5400               0 M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties........................  5401          40,015  5402          11,128  5403           1,340 M.3.c.(2)
   d. Secured by multifamily (5 or more) residential
      properties........................................  3499           1,017  3500               0  3501           1,458 M.3.d.
   e. Secured by nonfarm nonresidential properties......  3502           7,868  3503             404  3504          44,113 M.3.e.
                                                          ----------------------------------------------------------------

                                                          ------------------------------------------
                                                               (Column A)            (Column B)
                                                               Past due 30          Past due 90
                                                             through 89 days        days or more
                                                          ------------------------------------------
                                                          RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
                                                          ------------------------------------------
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets...........  3522               0  3528               0   M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost.........................  3529               0  3530               0   M.4.b.
                                                          ------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CATF  <-
                                                                                                                    ------

Person to whom questions about the Reports of Condition and Income should be directed:

Midori Y. Heckert                                                  (415) 765-3192
----------------------------------------------------------         -------------------------------------------------------
Name and Title (TEXT 8901)                                         Telephone: Area code/phone number/extension (TEXT 8902)

Even though Call Reports must be filed electronically,
send my bank a sample set of paper Call Report forms
for the next quarter:   Yes [X]  (RCON 9117)                       (415) 76X-2230
                                                                   -------------------------------------------------------
                                                                   FAX: Area code/phone number (TEXT 9116)
------------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-21
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments

                                                                                                                  ------
                                                                                                                   C475   <--
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits........................................................  0030             N/A  1.a.
      OR
   b. Separate amount of unposted debits:
      (1)  Actual amount of unposted debits to demand deposits....................................  0031               0  1.b. (1)
      (2)  Actual amount of unposted debits to time and savings deposits(1) ......................  0032               0  1.b. (2)
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits.......................................................  3510             N/A  2.a.
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits....................................  3512           8,430  2.b. (1)
      (2) Actual amount of unposted credits to time and savings deposits(1) ......................  3514               0  2.b. (2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
   deposits in domestic offices)..................................................................  3520          44,907  3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
   Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries................................................  2211             510  4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries...................................  2351               0  4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries .......................  5514               0  4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)....................  2229          60,996  5.a.
   b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II).......  2383         100,656  5.b.
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b.)...................................................................  5515           1,243  5.c.
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
      column B)...................................................................................  2314               0  6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,
      item 4 or 5, column A or C, but not column B)...............................................  2315               0  6.b.
7. Unamortized premiums and discounts on time and savings deposits:(1),(2)
   a. Unamortized premiums........................................................................  5516               0  7.a.
   b. Unamortized discounts.......................................................................  5517               0  7.b.
8. To be completed by banks with "Oakar deposits."
   a. Deposits purchased or acquired from other FDIC-insured institution during the quarter
      (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other FDIC-insured institutions during
          the quarter.............................................................................  A531             N/A  8.a. (1)
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
          members report deposits attributable to BIF)............................................  A532             N/A  8.a. (2)
   b. Total deposits sold or transferred to other FIDC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposts in foreign offices other than
      insured branches in Puerto Rico and U.S. territories and possessions) ......................  A533             N/A  8.b.
                                                                                                    --------------------

------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)  Exclude core deposit intangibles.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-22
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-O--Continued

                                                                                                 --------------------
                                                                    Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts..............................................................  5596                  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices)..............................................................  8432               0  10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were
       reported on a gross basis in Schedule RC-E had been reported on a net basis ............  8785               0  11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported
       on a net basis in Schedule RC-E had been reported on a gross basis......................  A181         186,003  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances
       with the domestic offices of U.S. territories and possessions in Schedule RC-E. ........  A182               0  11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits.........................................  A527               0  12.a.
    b. Amount of assets netted against time and savings deposits...............................  A528               0  12.b.
                                                                                                 --------------------

Memoranda (to be completed each quarter except as noted)
                                                                                                 --------------------
                                                                    Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
   1.b.(1) must equal Schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:
      (1) Amount of deposit accounts of $100,000 or less......................................   2702       7,372,114  M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                          Number
                                                                           --------------------
          completed for the June report only)............................  RCON 3779        N/A                        M.1.a.(2)
                                                                           --------------------
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000....................................   2710      13,883,304  M.1.b.(1)
                                                                                         Number
                                                                           --------------------
      (2) Number of deposit accounts of more than $100,000................  RCON 2722     24,026                        M.1.b.(2)
                                                                           --------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or                 YES        NO
      procedure for determining a better estimate of uninsured deposits than the                 --------------------
      estimate described above.................................................................  6861              X   M.2.a.
                                                                                                 --------------------
   b. If the box marked YES has been checked, report the estimate of uninsured deposits          RCON  Bil  Mil  Thou
                                                                                                 --------------------
      determined by using your bank's method or procedure.....................................   5597             N/A  m.2.b.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
   Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank or parent
   savings association:                                                                             FDIC Cert No.
   -----------                                                                        -------------------------------
   TEXT A545  N/A                                                                      RCON  A545   N/A                M.3.
---------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-22
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:33
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed. To be
                                                                                                                  ------
   completed only by banks with total assets of less than $1 billion.  Indicate in the                             C480   <--
                                                                                                          --------------
   appropriate box at the right whether the bank has total capital greater than or                         YES       NO
                                                                                            ----------------------------
   equal to eight percent of adjusted total assets.......................................   RCFD 6056                    1.
                                                                                            ----------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

------------------------------------------------------------------
   NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a. through 3.f.
------------------------------------------------------------------

                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2 capital:
   a. Subordinated debt(1) and intermediate term preferred stock..................................  A515         139,200  2.a.
   b. Other limited-life capital instruments......................................................  A516               0  2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a. (1) Tier 1 capital..........................................................................  8274       2,600,412  3.a. (1)
      (2) Tier 2 capital..........................................................................  8275         500,569  3.a. (2)
      (3) Tier 3 capital..........................................................................  1395               0  2.a. (3)
   b. Total risk-based capital....................................................................  3792       3,100,981  3.b.
   c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
      risk-weighted assets).......................................................................  A222         101,612  3.c.
   d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance reported
          in item 3.c. above and all other deductions)............................................  A223      28,807,877  3.d. (1)
      (2) Market risk equivalent assets...........................................................  1651               0  3.d. (2)
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct
      reduction method" to report these transactions in Schedule RC-R)............................  1727               0  3.e.
   f. "Average total assets" (quarterly average reported in  Schedule RC-K, item 9, less all
      assets deducted from Tier 1 capital) (2)....................................................  A224      29,724,055  3.f.

                                                                              --------------------  --------------------
                                                                                   (Column A)             (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                            Assets             Credit Equiv-
by banks that answered NO to item 1 above and                                       Recorded            alent Amount
by banks with total assets of $1 billion or more.                                    on the            of Off-Balance
                                                                                  Balance Sheet        Sheet Items(3)
                                                                              --------------------  --------------------
4. Assets and credit equivalent amounts of off-balance sheet items            RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
                                                                              --------------------  --------------------
   assigned to the Zero percent risk category:
a. Assets recorded on the balance sheet...........................              5163     2,151,412                        4.a.
b. Credit equivalent amount of off-balance sheet items............                                    3796     1,029,415  4.b.
                                                                              --------------------  --------------------

------------
(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2)  Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-24
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:34
FDIC Certificate No.: 2 2 8 2 6

Schedule RC-R--Continued

                                                                               ------------------------------------------
                                                                                    (Column A)            (Column B)
                                                                                      Assets             Credit Equiv-
                                                                                     Recorded            alent Amount
                                                                                      on the            of Off-Balance
                                                                                   Balance Sheet        Sheet Items(1)
                                                                               ------------------------------------------
                                                  Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet......................                5165      6,078,604                        5.a.
   b. Credit equivalent amount of off-balance sheet items.......                                     3801         618,776  5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet......................                3802      3,299,692                        6.a.
   b. Credit equivalent amount of off-balance sheet items.......                                     3803          56,934  6.b.
7. Assets and credit equivlent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet......................                3804     19,378,003                        7.a.
   b. Credit equivalent amount of off-balance sheet items.......                                     3805       6,513,697  7.b.
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio (2)...........               3806        186,204                        8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,
   item 12 plus items 4.b. and 4.c..............................                3807     31,093,915                        9.
                                                                                -----------------------------------------

                                                                                                     --------------------
Memoranda                                                               Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the
   risk-based capital standards....................................................................  8764          87,890  M.1.
                                                                                                     --------------------


                                               --------------------------------------------------------------------------
                                                                       With a remaining maturity of
                                               --------------------------------------------------------------------------
                                                     (Column A)                (Column B)                (Column C)
                                                  One year or less            Over one year           Over five years
                                                                           through five years
2. Notional principal amounts of               --------------------------------------------------------------------------
   off-balance sheet derivative contracts(3):  RCFD Tril Bil Mil Thou    RCFD Tril Bil Mil Thou    RCFD Tril Bil Mil Thou
                                               --------------------------------------------------------------------------
    a.  Interest rate contracts...........     3809         1,362,144    8766         4,585,106    8767           543,931  M.2.a.
    b.  Foreign exchange contracts........     3812         1,418,424    8769            34,616    8770            65,235  M.2.b.
    c.  Gold contracts....................     8771                 0    8772                 0    8773                 0  M.2.c.
    d.  Other precious metals contracts...     8774                 0    8775                 0    8776                 0  M.2.d.
    e.  Other commodity contracts.........     8777                 0    8778                 0    8779                 0  M.2.e.
    f.  Equity derivative contracts.......     A000                 0    A001                 0    A002                 0  M.2.f.
                                               --------------------------------------------------------------------------

-----------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET                                                                 Page RC-25
City, State  Zip:     SAN FRANCISCO, CA 94104                                                Printed 05/15/98 at 10:34
FDIC Certificate No.: 2 2 8 2 6

               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                     at close of business on March 31, 1998

UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
Legal Title of Bank

SAN FRANCISCO,                                 California
--------------------------------------------------------------------------------
City                                           State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVSIORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment |_| (RCON 6979)                                      C471   C472  <--
--------------------------------------------------------------------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)





                  -------------------------------------------  -----------------
                  Signature of Executive Officer of Bank       Date of Signature

Legal Title of Bank:  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION     Call Date:  03/31/98 ST-BK: 06-1410 FFIEC 031
Address:              400 CALIFORNIA STREET
City, State  Zip:     SAN FRANCISCO, CA 94104
FDIC Certificate No.: 2 2 8 2 6


                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS
-------------------------------------------------------------------------------------------------------------------------
                     NAME AND ADDRESS OF BANK                                     OMB No. For OCC: 1557-0081
                                                                                  OMB No. For FDIC: 3064-0052
                                                                            OMB No. For Federal Reserve: 7100-0036
                                                                                  Expiration Date: 3/31/2000

                                                                                        SPECIAL REPORT
                                                                                 (Dollar Amounts in Thousands)
                                                                    -----------------------------------------------------
                                                                    CLOSE OF BUSINESS   FDIC Certificate Number
                                                                    DATE                                         C-700     <--

                                                                        03/31/98         | 2| 2| 8| 2| 6|
----------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS  (Complete as of each Call Report Date)

----------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal
Regulations (Federal Reserve Board Regulation 0) for the definitions of
"executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
----------------------------------------------------------------------------------------------------------------------------
                                                                                          -------------------------------
a.  Number of loans made to executive officers since the previous Call Report date.....   RCFD 3561                   0  a.
                                                                                          -------------------------------
b.  Total dollar amount of above loans (in thousands of dollars).......................   RCFD 3562                   0  b.
                                                                                          -------------------------------
c.  Range of interest charged on above loans
                                                                     ----------------------------------------------------
    (example: 93/4% = 9.75).........................................   RCFD 7701     0.00   %    to  RCFD 7702    0.00   %   c.
                                                                     ----------------------------------------------------






-------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                   DATE (Month, Day, Year)

     /s/ David A. Anderson

     David A. Anderson, SVP/Controller                                                     5/11/98
--------------------------------------------------------------------------------------------------------------------------

FDIC 8040/53 (3-98)